UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

September 24, 2012

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 19, 2012, SinoHub, Inc. (the “Registrant”) received a letter from the NYSE MKT indicating that the Registrant is not in compliance with NYSE MKT listing rules to wit:

1. The letter stated that the Company is subject to delisting pursuant to Section 1003(f)(iii) of the Company Guide in that the Company or its management has engaged in operations, which, in the opinion of the Exchange, are contrary to the public interest. In this regard, Staff believes that the actions (including, but not limited to, inaction) raise significant public interest concerns.

•
The resignation of Baker Tilly during the review of the Company’s Form 10-Q for the period ended June 30, 2012 raises serious concerns that the reasons for the resignation may have been related to financial reporting and other irregularities at the Company.

•
The Company’s use of personal bank accounts in the name of its Chief Financial Officer and a finance manager raises significant concerns over whether such accounts were used for legitimate business purposes.

•	The Chief Financial Officer’s sole control over the Company’s bank accounts raises serious concerns about the Company’s internal controls.

•
The Company’s inability to retain an independent registered accounting firm, U.S. securities counsel, or audit committee raises concerns that the Company will not be able to meet its reporting and regulatory requirements in the near term.

•
The Company’s lack of disclosure regarding its inability to access its bank accounts and it failure to timely pay its creditors raises concerns as to whether the Company is properly communicating material news to the public.

These actions by the Company, its management and/or its agents cast material doubt on the integrity of the Company’s financial statements, its operations and internal controls. Thus, continued listing of the Company’s common stock on the exchange would not be in the public interest.

2. The Company is subject to delisting pursuant to Section 1003(a)(iv) of the Company Guide in that its financial condition has become so impaired that it appears questionable in the opinion of the Exchange that the Company will be able to continue operations and/or meet its obligations as they mature. As noted above, the Company’s CFO has not followed the instructions of the CEO to timely use the Company’s funds to pay creditors and amounts owed to many creditors are now past due. Further, since the Company’s CFO has sole control over the Company’s bank accounts and the Company cannot determine when or if it will regain control over those accounts, it is unclear when or if the Company will be able to pay its creditors.

3. The Company is subject to delisting for failing to comply with the corporate governance standards set forth in Part 8 of the Company Guide. The resignation of the Company’s independent directors raises serious concerns over the Company’s ability to exercise effective corporate governance. Specifically, with the resignations of Mr. Lui, Mr. He and Mr. Shen, the Company is noncompliant with the following corporate governance requirements applicable to smaller companies:

•	Sections 801(h) and 802(a) of the Company Guide, in that the Company no longer has a board of directors comprised of at least 50% independent directors.

•	Section 803(B)(2)(c) of the Company Guide, in that the Company no longer has an audit committee comprised of at least two independent directors;

•	Section 804(a) of the Company Guide, in that the Company no longer has a nominating committee comprised solely of independent directors; and

•	Section 805(a) of the Company Guide, in that the Company no longer has a compensation committee comprised of independent directors.

4. The Company is also subject to delisting for failure to comply with Section 803(B)(4) of the Company Guide which incorporates Rule 10A-3(b)(2), (4) and (5) of the Securities Exchange Act of 1934. Specifically:

•
Under Rule 10A-3(b)(2), the audit committee must be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the issuer and each such firm must report directly to the audit committee. The company does not comply with these requirements since it no longer has an audit committee.

•
Under Rule 10A-3(b)(3), each audit committee must have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties. The Company does not comply with these requirements since it no longer has an audit committee.

•
Under Rule 10A-3, each listed issuer must provide for appropriate funding, as determined by the audit committee for, among other things, payment of compensation to any: (1) registered public accounting firm engaged to prepare or issue a report or perform other audit, review or attest services for the issuer; or (2) advisors employed by the audit committee. The Company did not comply with these requirements when it had an audit committee insofar as the Company did not provide funding for the payment of auditors or to engage an outside consultant or audit firm to commence an investigation.

5. Staff has determined that the Company is not in compliance with Sections 134 and 1101 of the Company Guide based on the failure to timely file its Form 10-Q for the period ended June 30, 2012. The timely filing of such report is a condition for the Company’s continued listing on the Exchange. In addition, the Company’s failure to timely file this report is a material violation of its listing agreement with the Exchange. Given that the Company does not have an audit committee and it has not retained a new independent registered accounting firm since Baker Tilly’s resignation, it is uncertain when, or if, the Company will be able to file its Form 10-Q for the period ended June 30, 2012.

A copy of the press release relating to this issue is attached as Exhibit 99.1 and is incorporated herein by reference.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this Form 8-K that are not historical facts, including but not limited to, statements regarding the time for the Registrant to regain compliance with the NYSE MKT listing rules, are forward-looking statements based on the Registrant’s current expectations and beliefs concerning future developments and their potential effects on the Registrant. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Registrant) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the Registrant’s Form 10-K/A amended Annual Report filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2012 for additional risks and uncertainties facing the Registrant. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

  (d) Exhibits

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated September 24, 2012

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: September 24, 2012	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated September 24, 2012